UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    --------


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             Ravenswood Winery, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


            California                                         94-3026706
----------------------------------------                  ---------------------
(State of Incorporation or Organization)                    (I.R.S. Employer
                                                          Identification Number)


18701 Gehricke Road
Sonoma, California                                                95476
----------------------------------------                  ---------------------
(Address of Principal Executive Offices)                        (Zip Code)



  Securities Act Registration Statement file number to which this form relates:
                                    333-71729

     Securities to be registered pursuant to Section 12(b) of the Act: None.

        Securities to be registered pursuant to Section 12(g) of the Act:


                      Common Stock, no par value per share
                      ------------------------------------
                                (Title of Class)


                                   Page 1 of 4
                           Exhibit Index is on Page 4.

Item 1.  Description of Registrant's Securities to be Registered.

                  The description of the Common Stock of Registrant set forth under the caption "Description of Capital Stock" in Registrant's Registration Statement on Form SB-2 (File No. 333-71729) as such registration statement may be subsequently amended (the "Registration Statement"), which Registration Statement was originally filed on February 4, 1999, and in the Prospectus included in the Registration Statement, is hereby incorporated by reference in response to this item.


Item 2.  Exhibits.

                  The following exhibits are filed herewith or incorporated herein by reference:

                  Exhibit
                  Number            Exhibit Title or Description

                  3.1 Registrant's Amended and Restated Articles of Incorporation (incorporated herein by reference to Exhibit 3.1 to the Registration Statement).

                  3.2 Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit
                                    3.2 to the Registration Statement).

                  4.1               Specimen     Common    Stock     Certificate
                                    (incorporated herein by reference to Exhibit
                                    4.1 to the Registration Statement).

                  99.1 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 54-55 of the Prospectus included in the Registration Statement.

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated:  February 5, 1999            Ravenswood Winery, Inc.



                                    By: /s/ Justin M. Faggioli
                                        --------------------------------------
                                        Justin M. Faggioli
                                        Executive Vice President and Secretary


                                Index to Exhibits


Exhibit                                                                                      Sequentially
Number                       Exhibit Title or Description                                    Numbered Page
------                       ----------------------------                                    -------------
3.1              Registrant's  Amended and  Restated  Articles of  Incorporation
                 (incorporated  herein  by  reference  to  Exhibit  3.1  to  the
                 Registration Statement).

3.2 Registrant's Amended and Restated Bylaws (incorporated herein by reference to Exhibit 3.2 to the Registration Statement).

4.1 Specimen of Common Stock Certificate (incorporated herein by reference to Exhibit 4.1 to the Registration Statement).

99.1 The description of Registrant's capital stock set forth under the caption "Description of Capital Stock" on pages 54-55 of the Prospectus included in the Registration Statement.

